                      CYBER DIALOGUE INC. 2000 STOCK INCENTIVE PLAN

1.      PURPOSE AND TYPES OF AWARDS.

        The purpose of the Cyber Dialogue Inc. 2000 Stock Incentive Plan (the "Plan") is to promote the long-term growth and profitability of Cyber Dialogue Inc. (the "Company") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Company, and (ii) enabling the Company to attract, retain and reward the best available persons for positions of substantial responsibility.

        The Plan permits the granting of Options (including Incentive Stock Options), Restricted Stock, Phantom Stock, Stock Bonuses and Other Awards.

2.      DEFINITIONS.

        Under the Plan, except where the context otherwise indicates, the following definitions apply:

        (a) "Affiliate" shall mean any entity, whether now or hereafter existing, that controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" shall mean ownership of 50% or more of the voting power of the entity.

        (b) "Award" shall mean any Option, Restricted Stock, Phantom Stock, Stock Bonus or Other Award granted under the Plan.

        (c) "Award Agreement" shall mean the written agreement between the Company and a Grantee evidencing an Award.

        (d)    "Board" shall mean the Board of Directors of the Company.

        (e) "Cause" shall mean, unless a Grantee is a party to a written employment agreement with the Company or an Affiliate which contains a definition of "cause," "termination for cause" or any other similar term or phrase, in which case "Cause" shall have the meaning set forth in such agreement: (i) a Grantee engaging in acts or omissions that would reasonably be expected to cause injury to the business and affairs of the Company or an Affiliate, monetarily or otherwise; (ii) the chronic use of alcohol, drugs or other similar substances affecting a Grantee's work performance; or (iii) a Grantee being convicted of, or pleading guilty or no lo contendere to a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Committee of whether a Grantee's employment or service relationship was terminated by the Company for 'Cause' shall be final and binding for all purposes hereunder.

        (f) "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following clauses shall have occurred: (i) any Person is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the voting power of the Company's then outstanding securities, excluding any one, or any group or more than one of the Wand Entities or any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (1) of clause
               (iii) below; (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; (iii) there is consummated a merger or consolidation of the Company with any other corporation other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person other than any one, or any group of more than one of the Wand Entities is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company) representing 35% or more of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

        (g)    "Charitable Organization" shall have the meaning set forth in
               Section 501(c)(3) of the Code.

        (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

        (i)    "Committee" shall have the meaning set forth in Section 3 hereof.

        (j)    "Company" shall mean Cyber Dialogue Inc. and its successors.

        (k) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

        (l) "Disability" shall mean: (i) any physical or mental condition that would qualify a Grantee for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her; (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of
               Section 22(e)(3) of the Code, or (iii) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

        (m) "Effective Date" shall have the meaning set forth in Section 31 hereof.

        (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (o) "Fair Market Value" of a share of the Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; PROVIDED, HOWEVER, that in the case of Incentive Stock Options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code; and PROVIDED, FURTHER, that with respect to Awards granted on the date of the consummation of the Initial Public Offering, the "Fair Market Value" of a share of Common Stock on such date shall be the initial price to the public as set forth in the final prospectus included within the registration statement on form S-1 filed with the Securities and Exchange Commission for the Initial Public Offering.

        (p) "Good Reason" shall mean, unless a Grantee is a party to a written employment agreement with the Company or an Affiliate which contains a definition of "good reason", "constructive termination" or any other similar term or phrase, in which case "Good Reason" shall have the meaning set forth in such agreement: the occurrence, on or after the date of a Change in Control and without a Grantee's written consent, of (i) a material reduction by the Company or any successor to the Company of a Grantee's annual base salary, other than as part of a general reduction applicable to the business, function or location with which the Grantee is affiliated; (ii) a substantial adverse change in the nature or scope of a Grantee's responsibilities, authorities, powers, functions or duties from the responsibilities, authorities, powers, functions or duties exercised by the Grantee immediately prior to the Change in Control; or (iii) the relocation of a Grantee's principal place of employment to a location more than fifty (50) miles from the Grantee's principal place of employment.

        (q) "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a Grantee or such other date as the Committee shall so designate at the time of taking such formal action.

        (r) "Grantee" shall mean a person granted an Award pursuant to the Plan.

        (s) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Board as an Incentive Stock Option.

        (t) "Initial Public Offering" shall mean the initial public offering of shares of Common Stock, as registered with the Securities and Exchange Commission.

        (u) "Issue Date" shall mean the date established by the Company on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 8(e).

        (v) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

        (w) "Option" shall mean an option to purchase shares of Common Stock granted pursuant to Section 7.

        (x) "Outside Director" shall mean each director who is not an employee or executive officer of the Company and who is, as of the date of consummation of the Initial Public Offering, the beneficial owner (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of less than one percent of the combined voting power of the Company.

        (y) "Other Award" shall mean an award granted pursuant to Section 11 hereof.

        (z) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

        (aa) "Partial Exercise" shall mean an exercise of an Award for less than the full extent permitted at the time of such exercise.

        (ab) "Performance Goals" shall mean performance goals determined by the Committee in its sole discretion. Such goals may be based on one or more or none of the following criteria: (i) pre-tax income or after-tax income, (ii) operating profit, (iii) return on equity, assets, capital or investment, (iv) earnings or book value per share, (v) sales or revenues, (vi) operating expenses,
               (vii) Common Stock price appreciation; (viii) implementation or completion of critical projects or processes; (ix) comparison of actual performance during a performance period against budget for such period; (x) growth of revenue, which growth may be expressed in terms of absolute numbers and/or as a percentage increase; or
               (xi) reductions in expenses, which reductions may be expressed in terms of absolute numbers and/or as a percentage decrease; provided that with respect to clauses (x) and (xi), such achievement may be measured against budget for the same period. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company, a Subsidiary or Affiliate, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no vesting will occur, levels of performance at which specified vesting will occur, and a maximum level of performance at which full vesting will occur. Each of the foregoing Performance Goals shall be determined in accordance with generally accepted accounting principles and shall be subject to certification by the Committee; PROVIDED, HOWEVER, that the Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

        (ac) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include: (i) the Company or any of its subsidiaries; (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or
               (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        (ad) "Phantom Stock" shall mean the right, granted pursuant to Section 9, to receive in cash or shares the Fair Market Value of a share of Common Stock.

        (ae) "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8(c).

        (af) "Retirement" shall mean termination of a Grantee's employment or service, other than for Cause, on or after attainment of age 65.

        (ag) "Rule 16b-3" shall mean the Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

        (ah) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        (ai) "Stock Bonus" shall mean a bonus payable in shares of Common Stock granted pursuant to Section 10.

        (aj) "Subsidiary" and "Subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in
               Section 424(f) of the Code, or any successor thereto of similar import.

        (ak) "Vesting Date" shall mean the date established by the Board on which a share of Restricted Stock or Phantom Stock may vest.

        (al) "Wand Entities" shall mean collectively Wand/Yankelovich Investments LP, Wand Equity Portfolio II LP, Wand Partners LP, Yankelovich Holdings Inc., Wand Partners (S.C.) Inc. and Wand Affiliates Fund, LP.

3.      ADMINISTRATION OF THE PLAN.

        The Plan shall be administered by the Board; PROVIDED, HOWEVER, that the Board may establish one or more committees (the "Committee") which may, to the extent set forth in the resolutions establishing such Committee or Committees, be authorized to grant Awards to, and administer such Awards with respect to, those Grantees who are subject to Section 16 of the Exchange Act with respect to the Company ("Section 16 Grantees") or who are executive officers of the Company. Any such Committee that is authorized to grant Awards to Section 16 Grantees (a "Section 16 Committee") shall, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act, be comprised of two or more "non-employee directors" within the meaning of such Rule, and any such Committee that is authorized to grant Awards to executive officers of the Company (which may or may not be the same Committee as the Section 16 Committee) shall, to the extent necessary to comply with Section 162(m) of the Code, be comprised of two or more "outside directors" within the meaning of such Section. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Awards; to determine the persons to whom and the time or times at which Awards shall be granted; to determine the type and number of Awards to be granted, the number of shares of Common Stock to which an Award may relate and the terms, conditions, restrictions and Performance Goals relating to any Award; to determine whether, to what extent, and under what circumstances an Award may be settled, cancelled, forfeited, exchanged, or surrendered; to make adjustments in the Performance Goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; to construe and interpret the Plan and any Award; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of Award Agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

        The Committee may, in its absolute discretion, without amendment to the Plan (a) accelerate the date on which any Option granted under the Plan becomes exercisable; (b) waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option; (c) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Phantom Stock or Other Award; or (d) otherwise adjust any of the terms applicable to any such Award; PROVIDED, HOWEVER, in each case, that in the event of the occurrence of a Change in Control, the provisions of
Section 12 hereof shall govern vesting and exercisability schedule of any Award granted hereunder.

        No member of the Board or the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law and the bylaws of the Company) and hold harmless each member of the Board, the Committee and each other employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board or the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4.      STOCK SUBJECT TO THE PLAN.

        (a)    SHARES AVAILABLE FOR AWARDS.

               The maximum number of shares of Common Stock reserved for issuance under the Plan shall be equal to the following (subject to adjustment as provided herein): (i) 20% of the number of shares of Common Stock of the Company outstanding from time to time on a fully diluted basis, MINUS (ii) the number of shares of Common Stock subject to outstanding awards under the Company's 1996 Stock Option Plan and 1997 Stock Option Plan that have not been exercised as of the Effective Date, MINUS (iii) shares of Common Stock reserved for issuance from time to time under the Company's Employee Stock Purchase Plan. Following an Initial Public Offering, the maximum number of shares of Common Stock that may be made subject to Options with respect to any executive officer of the Company with respect to any 12-month period during the term of the Plan shall be 5% of the number of shares of Common Stock of the Company outstanding from time to time on a fully diluted basis (subject to adjustment as provided herein). Such shares may be authorized but unissued Common Stock or authorized and issued Common Stock held in the Company's treasury. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

        (b) ADJUSTMENT FOR CHANGE IN CAPITALIZATION.

               In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, Common Stock split, reverse Common Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (1) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (2) the number and kind of shares of Common Stock issued or issuable in respect of outstanding Awards,
               (3) the exercise price, grant price or purchase price relating to any Award, and (4) the maximum number of shares subject to Awards which may be awarded to any employee during any tax year of the Company; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with
               Section 424 of the Code.

        (c) RE-USE OF SHARES.

               Any shares of Common Stock subject to an Award that remain unissued upon the cancellation, surrender, exchange or termination of such award for any reason whatsoever, and any shares of Restricted Stock that are forfeited shall again become available for Awards.

5.      ELIGIBILITY.

        The persons who shall be eligible to receive Awards pursuant to the Plan shall be such directors, officers, consultants and other employees of the Company, or any Affiliate of the Company, as may be selected by the Committee from time to time.

6.      AWARDS UNDER THE PLAN; AWARD AGREEMENT.

        The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock, Stock Bonuses and Other Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

        Each Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by an Award Agreement which shall contain such provisions as the

Committee may in its sole discretion deem necessary or desirable. By accepting an Award, a Grantee thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

7.      OPTIONS.

        (a)    IDENTIFICATION OF OPTIONS.

               Each Option shall be clearly identified in the applicable Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

        (b)    EXERCISE PRICE.

               Each Award Agreement with respect to an Option shall set forth the amount (the "option exercise price") payable by the Grantee to the Company upon exercise of the Option. The option exercise price per share shall be determined by the Committee; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the option exercise price shall in no event be less than the Fair Market Value of a share of Common Stock on the Grant Date.

        (c)    TERM AND EXERCISE OF OPTIONS.

               (1) Unless earlier terminated pursuant to the provisions of the Plan or Award Agreement, each Option shall become vested in accordance with the vesting schedule specified in the Award Agreement, which vesting schedule shall be determined by the Committee in its sole discretion. The Committee shall determine the expiration date of each Option; PROVIDED, HOWEVER, that no Option shall be exercisable more than ten years after the Grant Date.

               (2) Notwithstanding the provisions of subsection (1) above, the exercisability of Options granted pursuant to this
                       Section 7 may be subject to the attainment by the Company of Performance Goals pre-established by the Committee. The exercisability of Options (or portions thereof) under this subsection (2) shall not be effective unless the attainment of such Performance Goals has been certified by the Committee.

               (3) An Option may be exercised for all or any portion of the shares as to which it is exercisable; PROVIDED, HOWEVER, that no Partial Exercise of an Option shall be for less than 100 shares of Common Stock unless such lesser amount of shares is the remaining number of shares of Common Stock subject to such Option.

               (4) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Award Agreement, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Grantee or other person then having the right to exercise the Option. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (A) in cash (or cash equivalents acceptable to the Committee); (B) the surrender of previously acquired shares of Common Stock having a Fair Market Value less than or equal to the aggregate exercise price, which shares shall have been held by the Grantee for at least six months prior to the date of such surrender; (C) if so determined by the Committee as of the Grant Date and set forth in the applicable Award Agreement, authorization for the Company to withhold a number of shares otherwise payable pursuant to the exercise of an Option having a Fair Market Value less than or equal to the aggregate exercise price; or (D) following an Initial Public Offering, if so determined by the Committee prior to exercise, through a "broker cashless exercise" procedure established by the Company from time to time. The Committee may, in its sole discretion, authorize the Company to make or guarantee loans to Grantees to assist Grantees in exercising Options. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B) - (D) and in the case of a Grantee who is subject to Section 16 of the Exchange Act, the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

               (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Grantee or other person entitled to receive such shares, and delivered to the Grantee or such other person as soon as practicable following the effective date on which the Option is exercised.

        (d)    LIMITATIONS ON INCENTIVE STOCK OPTIONS.

               (1) Incentive Stock Options shall only be granted to employees of the Company, or a Parent or Subsidiary of the Company.

               (2) To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and any other stock option plan of the Company shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

               (3) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is deemed to own under the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the option exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

        (e)    TANDEM AWARDS PROHIBITED.

               An Incentive Stock Option may not be granted in tandem with any other Award in such a manner that the exercise of one affects a Grantee's right under the other.

        (f)    EFFECT OF TERMINATION OF EMPLOYMENT.

               (1) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Grantee with the Company shall terminate for any reason other than Cause, Retirement, Disability or death, (A) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire, and (B) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90-day period described in this Section 7(f)(1) shall be extended to one year after the date of such termination in the event of the Grantee's death during such 90-day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

               (2) Unless the applicable Award Agreement provides otherwise, in the event that the employment of a Grantee with the company shall terminate on account of the Retirement, Disability or death of the Grantee, (A) Options granted to such Grantee, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

               (3) In the event of the termination of a Grantee's employment for Cause, all outstanding Options granted to such Grantee shall expire at the commencement of business on the date of such termination.

               (4) Notwithstanding anything in the Plan to the contrary, in the event the Grantee becomes an employee of any of the Wand Entities or any Charitable Organization, the Committee in its sole discretion may determine that there has not been a termination of the Grantee's employment with the Company for purposes of this Section 7(f).

        (g)    EXERCISE PRIOR TO VESTING.

               The Committee may in its sole discretion provide at the time of grant of any Option that the Grantee may elect at any time during both (1) the term of such Option and (2) the period during which such Grantee is employed by or providing services to the Company or any of its Affiliates, that the Grantee may exercise all or any portion of such Option, including the unvested portion of such Option; PROVIDED, HOWEVER, that (i) a partial exercise of such Option shall be deemed to cover first vested shares and then the earliest vesting installment of unvested shares; (ii) any shares so purchased from installments which have not vested as of the date of exercise shall be subject to a repurchase option in favor of the Company, the terms of which shall be set forth in the Award Agreement evidencing such Option; (iii) the Grantee shall enter into a form of early exercise stock purchase agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred; and (iv) if such Option is an Incentive Stock Option, then, the maximum vesting provisions of Section 7(d)(2) shall continue to apply with respect to such shares.

        (h)    OUTSIDE DIRECTOR PROGRAM.

               Outside Directors shall be entitled to grants of Options under the terms and conditions set forth in this Section 7(h) and otherwise in accordance with the terms and conditions of the Plan.

               (1)     IDENTIFICATION OF OPTIONS.

                       Each Option granted under this Section 7(h) shall be designated a Non-Qualified Stock Option in the Award Agreement evidencing such Option.

               (2)     INITIAL GRANT OF OPTIONS.

                       Each Outside Director serving as of the Initial Public Offering shall be granted, without further action on the part of the Board or the Committee, an Option to purchase 25,000 shares of Common Stock.

               (3)     GRANT UPON ELECTION OR APPOINTMENT.

                       Following the Initial Public Offering, at the time of the initial election or appointment of an Outside Director to the Board, such Outside Director shall be granted, without further action on the part of the Board or the Committee, an Option to purchase 25,000 shares of Common Stock.

               (4)     GRANT UPON RE-ELECTION OR RE-APPOINTMENT.

                       Immediately following each annual meeting of the Company's stockholders, each Outside Director then serving who has been re-elected or re-appointed at such stockholders meeting may be granted, in the sole discretion of the Board, an Option to purchase up to 25,000 shares of Common Stock.

               (5)     EXERCISE PRICE.

                       Each Award Agreement with respect to an Option granted under this Section 7(h) shall set forth the option exercise price per share of Common Stock payable by the Grantee to the Company upon exercise of the Option. The option exercise price per share of Common Stock shall be the Fair Market Value of a share of Common Stock on the date the Option is granted.

               (6)     TERM AND EXERCISE OF OPTIONS.

                       (A) Each Option granted under this Section 7(h) shall have a term of ten years.

                       (B) Each Option granted under this Section 7(h) shall become exercisable in full on the second anniversary of the date such Option was granted, provided that the Grantee is serving as an Outside Director as of such vesting date.

                       (C) Each Option granted under this Section 7(h) may be exercised, in whole or in part, with respect to whole shares of Common Stock, to the extent then exercisable; PROVIDED, HOWEVER, that no Partial Exercise of an Option shall be for less than 100 shares of Common Stock unless such lesser amount of shares is the remaining number of shares of Common Stock subject to such Option.

                       (D) Each Option granted under this Section 7(h) shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Award Agreement, shall specify the number of whole shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Grantee or other person then having the right to exercise the Option. The methods of payment with respect to the exercise price of Options granted under this Section 7(h) shall be consistent with Section 7(c)(4).

        (i)    RESTRICTIONS ON TRANSFER.

               The Committee may in its sole discretion provide at the time of grant of any Option that, upon its exercise, the shares of Common Stock to be issued to the Grantee shall be subject to such restrictions on transfer as the Committee may determine are advisable.

8.      RESTRICTED STOCK.

        (a)    ISSUE DATE AND VESTING DATE.

               At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the Grantee is employed by the company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 8(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
               Section 8(b) are satisfied, and except as provided in Section 8(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 8(c) shall lapse.

        (b)    CONDITIONS TO VESTING.

               At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

        (c)    RESTRICTIONS ON TRANSFER PRIOR TO VESTING.

               Prior to the vesting of a share of Restricted Stock, no transfer of a Grantee's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Grantee.

        (d)    DIVIDENDS ON RESTRICTED STOCK.

               The Committee in its discretion may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on such shares have lapsed.

        (e) ISSUANCE OF CERTIFICATES.

               (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such shares were granted, evidencing such shares; provided that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                       THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS
                       AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE CYBER DIALOGUE INC. 2000 STOCK INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE COMPANY. A COPY OF THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE COMPANY, 304 HUDSON STREET, NEW YORK, NEW YORK 10013.

                       Such legend shall not be removed until such shares vest pursuant to the terms hereof.

               (2) Each certificate issued pursuant to this Section 8(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

        (f)    CONSEQUENCES OF VESTING.

               Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 8(c) shall lapse with respect to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Grantee to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 8(e).


        (g)    EFFECT OF TERMINATION OF EMPLOYMENT.

               Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 3, upon the termination of a Grantee's employment for any reason, any and all shares to which restrictions on transferability apply shall be immediately forfeited by the Grantee and transferred to, and reacquired by, the Company. In the event of a forfeiture of shares pursuant to this Section 8(g), the Company shall repay to the Grantee (or the Grantee's estate) any amount paid by the Grantee for such shares. In the event that the Company requires a return of shares, it shall also have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise. Notwithstanding anything in the Plan to the contrary, in the event the Grantee becomes an employee of any of the Wand Entities or any Charitable Organization, the Committee in its sole discretion may determine that there has not been a termination of the Grantee's employment for purposes of this Section 8(g).

        (h)    SPECIAL PROVISIONS REGARDING RESTRICTED STOCK.

               Notwithstanding anything to the contrary contained herein, Restricted Stock granted pursuant to this Section 8 may be based on the attainment of Performance Goals. Such shares of Restricted Stock shall be released from restrictions only after the attainment of such Performance Goals has been certified by the Committee.

9.      PHANTOM STOCK.

        (a)    VESTING DATE.

               At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different

               Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 9(c) are satisfied, and except as provided in Section 9(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

        (b)    BENEFIT UPON VESTING.

               Upon the vesting of a share of Phantom Stock, the Grantee shall be entitled to receive, within 30 days of the date on which such share vests, an amount, in cash and/or shares of Common Stock, as determined by the Committee, equal to the sum of (1) the Fair Market Value of a share of Common Stock on the date on which such share of Phantom Stock vests and (2) the aggregate amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of Phantom
               Stock was granted and terminating on the date on which such share vests.

        (c)    CONDITIONS TO VESTING.

               At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate.

        (d)    EFFECT OF TERMINATION OF EMPLOYMENT.

               Subject to such other provision as the Committee may set forth in the applicable Award Agreement, and to the Committee's amendment authority pursuant to Section 3, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Grantee's termination of employment for any reason. Notwithstanding anything in the Plan to the contrary, in the event the Grantee becomes an employee of any of the Wand Entities or any Charitable Organization, the Committee in its sole discretion may determine that there has not been a termination of the Grantee's employment for purposes of this Section 9(d).

        (e)    SPECIAL PROVISIONS REGARDING AWARDS.

               Notwithstanding anything to the contrary contained herein, the vesting of Phantom Stock granted pursuant to this Section 9 may be based on the attainment by the Company of one or more Performance Goals. No payment in respect of any such Phantom Stock award will be paid until the attainment of the respective performance measures have been certified by the Committee.

10.     STOCK BONUSES.

        In the event that the Committee grants a Stock Bonus, a certificate for the shares of Common Stock comprising such Stock Bonus shall be issued in the name of the Grantee to whom such grant was made and delivered to such Grantee as soon as practicable after the date on which such Stock Bonus is payable.

11.     OTHER AWARDS.

        Other forms of Awards ("Other Awards") valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Awards and all other conditions of such Other Awards.

12.     CHANGE IN CONTROL.

        In the event the Grantee's employment is terminated by the Company without Cause or by the Grantee for Good Reason within 18 months following the occurrence of a Change in Control, that portion of such Grantee's outstanding Award that is not then vested and/or exercisable shall become fully vested and exercisable as of the date of such termination of employment.

13.     RIGHTS AS A STOCKHOLDER.

        No person shall have any rights as a stockholder with respect to any shares of Common Stock covered by or relating to any Award until the date of issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 4(b), no adjustment to any Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.     NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO AWARD.

        Nothing contained in the Plan or any Award Agreement shall confer upon any Grantee any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate employment or to increase or decrease the compensation of the Grantee.

        No person shall have any claim or right to receive an Award hereunder. The Board's granting of an Award to a Grantee at any time shall neither require the Board to grant any other Award to such Grantee or other person at any time or preclude the Board from making subsequent grants to such Grantee or any other person.

15.     SECURITIES MATTERS.

        (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

        (b) The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Common Stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Grantee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.     WITHHOLDING TAXES.

        Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Grantee to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, a Grantee may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Common Stock having a value equal to the amount of tax to be withheld or by agreeing to surrender to the Company shares of Common Stock owned by the Grantee for at least six months having a value equal to the amount of tax to be withheld; PROVIDED, HOWEVER, that if shares of Common Stock are to be withheld by the Company for purposes of satisfying such withholding obligations, the number of shares of Common Stock to be so withheld shall be calculated using the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to any Option, its exercise, or any payment or transfer in respect thereof. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date"). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award. The Committee may, in its sole discretion, authorize the Company to make or guarantee full recourse loans to Grantees to assist Grantees in satisfying such withholding obligation.

17. NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE.

        If any Grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Grantee shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service.

18.     NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE
        CODE.

        Each Award Agreement with respect to an Incentive Stock Option shall require the Grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten days of such disposition.

19.     AMENDMENT OR TERMINATION OF THE PLAN.

        The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; PROVIDED, HOWEVER, that stockholder approval shall be required if and to the extent the Board determines that such approval is appropriate for purposes of satisfying applicable laws and regulations, including but not limited to Sections 162(m) or 422 of the Code or Rule 16b-3. Awards may be granted under the Plan prior to the receipt of such stockholder approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Board's ability to exercise its discretionary authority pursuant to Section 3, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Grantee, reduce the Grantee's rights under any outstanding Award.

20.     TRANSFERS OF AWARDS.

        Except as otherwise determined by the Committee, and in any event in the case of an Incentive Stock Option, no Award granted under the Plan shall be transferable by a Grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the Grantee, only by the Grantee or, during the period the Grantee is under a legal disability, by the Grantee's guardian or legal representative.

21.     EXPENSES AND RECEIPTS.

        The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

22.     FAILURE TO COMPLY.

        In addition to the remedies of the Company elsewhere provided for herein, failure by a Grantee (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Award Agreement, unless such failure is remedied by such Grantee (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

23.     APPLICABLE LAW.

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to its principles of conflicts of law.

24.     PLAN SUBJECT TO CHARTER AND BYLAWS.

        The Plan is subject to the Charter and By-Laws of the Company, as they may be amended from time to time.

25.     GRANTEE RIGHTS.

        No Grantee shall have any claim to be granted any award under the Plan, and there is no obligation for uniformity of treatment for Grantees. Except as provided specifically herein, a Grantee or a transferee of an Award shall have no rights as a stockholder with respect to any shares covered by any award until the date of the issuance of a Common Stock certificate to him or her for such shares.

26.     UNFUNDED STATUS OF AWARDS.

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company.

27.     NO FRACTIONAL SHARES.

        No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

28.     BENEFICIARY.

        A Grantee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Grantee, the executor or administrator of the Grantee's estate shall be deemed to be the grantee's beneficiary.

29.     INTERPRETATION.

        The Plan is designed and intended to comply with Rule 16b-3 and, to the extent applicable, with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply.

30.     SEVERABILITY.

        If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

31.     EFFECTIVE DATE AND TERM OF PLAN.

        The Plan is effective as of the date on which the Plan is approved by the Board, or such other date as the Board may specify as the effective date, subject to approval of the stockholders within twelve months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

Date Approved by the Board: April 4, 2000.

Date Approved by the Shareholders: April 4, 2000.